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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2001

                              LSI LOGIC CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


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
       0-11674                                            94-2712976
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

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                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 433-8000

                                 --------------

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On May 11, 2001, Clover Acquisition Corp. ("Merger Sub"), a wholly owned subsidiary of LSI Logic Corporation ("LSI Logic"), acquired approximately 43.6 million shares of common stock of C-Cube Microsystems Inc. ("C-Cube") (including shares tendered through notice of guaranteed delivery) equaling approximately 86% of the total number of outstanding shares of C-Cube common stock. These shares were acquired pursuant to the exchange offer (the "Offer") by Merger Sub for all of the outstanding shares of C-Cube common stock at an exchange ratio of
0.79 of a share of LSI Logic common stock for each share of C-Cube common stock that was validly tendered and not properly withdrawn. The initial offering period expired at 12:00 midnight, New York time, on Thursday, May 10, 2001.

     After the expiration of the initial offering period, LSI Logic elected to provide a subsequent offering period in connection with the Offer (the "Subsequent Offering Period"). The Subsequent Offering Period began at 9:00 a.m., New York time, on May 11, 2001, and will expire at midnight, New York time, on Thursday, May 24, 2001. During the Subsequent Offering Period, LSI Logic will accept for exchange and exchange each share of C-Cube common stock that is validly tendered for 0.79 of a share of LSI Logic common stock, which is the same exchange ratio offered for shares of C-Cube common stock tendered prior to the expiration of the initial offering period, promptly after such C-Cube shares are tendered. Shares of C-Cube common stock tendered during the Subsequent Offering Period may not be withdrawn.

     After the expiration of the Subsequent Offering Period, LSI Logic intends to complete the acquisition of C-Cube by merging Merger Sub into C-Cube, after which C-Cube will be a wholly owned subsidiary of LSI Logic.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired: The required financial statements will be filed by amendment as soon as practicable.

(b) Pro Forma Financial Information: The required pro forma financial information will be filed by amendment as soon as practicable.

(c) Exhibits:

     2.1 The Agreement and Plan of Reorganization, dated as of March 26, 2001, by and among LSI Logic Corporation, Clover Acquisition Corp. and C-Cube Microsystems Inc., previously filed as Annex A to LSI
          Logic Corporation's Registration Statement on Form S-4, as amended (Registration No. 333-58862).

    99.1 Text of press release issued by LSI Logic Corporation, dated May 11, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, LSI Logic Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LSI LOGIC CORPORATION
                                    A Delaware Corporation


                                    By: /s/ Bryon Look
                                        ---------------------------------------
                                         Bryon Look
                                         Chief Financial Officer


Date: May 18, 2001

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EXHIBITS

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
EXHIBIT
NUMBER       DESCRIPTION OF DOCUMENT
2.1          The Agreement and Plan of Reorganization, dated as of March 26,
             2001, by and among LSI Logic Corporation, Clover Acquisition
             Corp. and C-Cube Microsystems Inc., previously filed as Annex A to LSI Logic Corporation's Registration Statement on Form S-4, as amended (Registration No. 333-58862).

99.1         Text of press release issued by LSI Logic Corporation, dated
             May 11, 2001.

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